Service Offering

June 25, 2017

Service Offering SV-17- 223

Developement of a standard operating procedure (SOP) for the manufacture of 2 nutraceutical products that combine hemp oil and 4 other plant extracts

FROM

NAME	Centre de Développement Bioalimentaire du Québec
ADRESS	1642, rue de la Ferme, La Pocatière (Québec), G0R 1Z0
PHONE	418-856-3141
FAX	418-856-4952
WEB SITE	www.cdbq.net
PROJECT MANAGERS	
NAME	Katy Dumont
PHONE	418-856-3141 # 210
EMAIL	katy.dumont@cdbq.net
NAME	Charles Lavigne, Ph.D.
PHONE	418-856-3141 # 214
EMAIL	charles.lavigne@cdbq.net

NAME	
ADRESS	
PHONE	
FAX	
WEB SITE	
PROJECT MANAGERS	
NAME	
PHONE	
EMAIL	
NAME	
PHONE	
EMAIL	

CLIENT

NAME	Earth Science Pharma inc.
ADRESS	8837 rue du Champ-d'Eau, Montréal (Québec) H1P3A6
PHONE	
FAX	
WEB SITE	
PROJECT MANAGERS	
NAME	Monsieur Michel Aubé, Ph.D
PHONE	(438) 875-5971
EMAIL	michel@earthsciencetech.com
NAME	
PHONE	
EMAIL	

Service Offering

SV-17- 223

To be completed by the client

Business description	Earth Science Tech, Inc. (ETST) is a unique Science based Biotechnology company that brings Nature's Pharmacy to the public. We are focused on developing cutting edge Nutraceuticals, Bioceuticals, Phytoceuticals and Cosmeceuticals for the Health, Wellness and Alternative Medicine Markets that improve the quality of life for people around the world. ETST also provides natural alternatives to prescription medications through Nutritional Supplements and Dietary Supplements that help make life better for everyone and people living with common disorders and illnesses.
Project description	The scope of the project is to develop 2 prototypes of nutraceutical products that combine hemp oil and 4 other plant extracts: Moringa oleifera, Heuphorbia hirta, Pao Pereira and Momordica charantia or astaxanthine (a carotenoid), which are all commercially available in liquid form. The products must be homogeneous for a sufficiently long period, thus enabling encapsulation without any phase separation nor oxidation. It is important to mention that the delay before encapsulation should be as short as possible (maximum 30 minutes). After the development phase, a standard operating procedure (SOP) will be created for the industrial manufacture of the two products.

Service Offering

SV-17- 223

Project steps

Step 1 — **Elaboration of 3 experimental conditions and initial evaluation of the product**

Objective 1	Determine the three conditions to be evaluated and determine their impact on the two products. 1) Conventional mechanical homogenization with a 3-stage system 2) Use of natural or chemical stabilizers 3) Use of a Silverson inline mixer-mixer (http://www.silverson.com/us/products/homogenizers/) .
Objective 2	Manufacture and evaluate the two products with 4 experimental conditions: 1 experimental control (untreated), and 3 using the aforementioned options. All samples will be stored at room temperature, kept from light, in 100mL amber glass bottles with enough headspace to allow nitrogen flushing.
Objective 3	Draft the standard operating procedure for the manufacture of the products.
Objective 4	

Step 2 — **Physicochemical and microbiological evaluation of the products**

Objective 1	Analyse the physicochemical quality (peroxide value and free fatty acids (FFA) determination) of both products obtained from every experimental condition. (4 conditions x 5 dates(Mfg+1d; +2d; +3d; +4d; +5d)= 20 analyses) x 2 products
Objective 2	Analyse the microbiological quality (standard plate count (SPC)) of both products obtained from every experimental condition. (4 conditions x 5 dates(Mfg+1d; +2d; +3d; +4d; +5d)= 20 analyses) x 2 products
Objective 3	

Step 3 — **Drafting of the final report**

Objective 1	Gather all data pertaining to this project into a final report to be presented to the client.
Objective 2	
Objective 3	

Time frame

The final report's date of delivery is 120 days following the signature of this service offering and deposit of the first payment (see Terms and payments calendar on page 6). It will include the completed shelf-life studies.

In the event that the client's needs change during the execution of this mandate, the timeline may need to be revised. In this eventuality, the client will be notified promptly of any changes in the project completion deadline.

CDBQ

Service Offering

SV-17- 223

Premises used

	Building		Description
	Short-term location		
Transformation	Biofood	[x]	Vegetal plant
	Biofood	[ ]	Milk plant
	Biofood	[ ]	Meat plant
	long-term location		
	Biofood	[ ]	Plant 1 : 1300 sq feet
	Biofood	[ ]	Plant 2 : 1000 sq feet
	Biofood	[ ]	Plant 3 : 1000 sq feet
	Biofood	[ ]	Plant 4 : 1300 sq feet
	Laboratories		
Analyses	Biofood	[ ]	Microbiology laboratory
	Biofood	[x]	Analytical chemistry laboratory
	Biotech	[ ]	lab 210 : 610 sq feet - 10 benches
	Biotech	[ ]	lab 211 : 610 sq feet - 10 benches
	Biotech	[ ]	lab 212 : 460 sq feet - 8 benches
	Biotech	[ ]	lab 220 : 700 sq feet - 12 benches
	Biotech	[ ]	lab 221 : 700 sq feet - 12 benches
	Biotech	[ ]	lab 223 : 300 sq feet - 6 benches
	Biotech	[ ]	lab 226 : 900 sq feet - 12 benches
	Others		
Various	Biofood	[ ]	Packing room
	Biofood	[ ]	Experimental kitchen
	Biofood	[ ]	Fermentation room
	Biofood	[x]	Tasting room
	Biofood	[x]	Cold storage - Vegetable
	Biofood	[ ]	Cold storage - Milk
	Biofood	[ ]	Cold storage - Raw meat
	Biofood	[ ]	Cold storage - Transformed meat
	Biofood	[ ]	Freezer - Raw meat
	Biofood	[ ]	Freezer - Transformed meat
	Biofood	[ ]	Office - many
	Biotech	[ ]	Office - many
	Biofood	[ ]	Production room - many
	Biofood	[ ]	Conference room
	Biotech	[ ]	Ultra-low freezer room
	Biotech	[ ]	Microscope room
	Agricultural	[ ]	Agricultural parcel
	Agricultural	[ ]	Agricultural storage
	Other	[ ]	Other :

CDBQ

Service Offering

SV-17- 223

Equipment used

Milk transformation

- [ ] Ice cream machine
- [ ] Pasteurization system (UHT - HTST)
- [x] In-line homogenizer
- [ ] Plate heat exchanger
- [ ] Cooling tank 1
- [ ] Cooling tank 12
- [ ] Centrifuge pump
- [ ] positive pump
- [ ] Transfer tank
- [ ] Separator
- [ ] Cheese mold press
- [ ] double-wall tank
- [ ] Cheese grinder
- [ ] Cheese tank
- [ ] Molding table
- [ ] Dewatering table
- [ ] Cheese molds
- [ ] Vapor injector
- [ ] Positive pump - mobile cart
- [ ] Chart system
- [ ] Cheese curing room
- [ ] Other :

Vegetable transformation

- [ ] Stephan
- [ ] Sterilizer
- [ ] kneading machine
- [ ] Spiral mixer
- [ ] Water dozer
- [ ] Dough divider
- [ ] Conical rounder
- [ ] Roller
- [ ] Swing machine
- [ ] Rotary stove
- [ ] Hearth furnace
- [ ] Bread slicer
- [ ] Wood table
- [ ] Dough extruder
- [ ] Pasta dryer
- [ ] Potatoes peeler
- [ ] Hydraulic press
- [ ] Manual seamer
- [ ] automatic seamer
- [ ] Juice extractor
- [ ] Dryer
- [ ] Presto
- [ ] Industrial washing machine
- [ ] Other :

Meat transformation

- [ ] Meat chopper
- [ ] Silent cutter
- [ ] Sausage pusher
- [ ] Smokehouse - Pilot
- [ ] Smokehouse - industrial
- [ ] Brine injector
- [ ] Stove
- [ ] Ribbon mixer
- [ ] Vacuum mixer
- [ ] Vacuum tumbler mixer
- [ ] Rotary slicer
- [ ] Meat chopper - Pilot
- [ ] Meat chopper - semi-industrial
- [ ] Rotary oven

Filtration system

- [ ] Micro/ultrafiltration system - Semi-industrial
- [ ] Nanofiltration / RO system - Semi-industrial
- [ ] Micro/ultrafiltration system - Pilot
- [ ] Micro/ultrafiltration system - Lab scale
- [ ] front Micro/ultrafiltration system - Lab scale
- [ ] wine filtration system

Concentration and drying system

- [ ] Lyophilizer - Pilot
- [ ] Lyophilizer -Industrial
- [ ] Vacuum evaporator (Stephan)
- [ ] Air dryer

Packaging

- [ ] Bottling machine
- [ ] Clean fill hood with automatic filling control
- [ ] Wine bottling equipment
- [ ] Vacuum chamber
- [ ] Automatic wine bottle cleaning system
- [ ] Skin packaging equipment

Specialized equipment

- [ ] PCR
- [ ] RT-PCR
- [ ] HPLC
- [ ] GC
- [ ] Fluorescence microscope
- [ ] Flex station 2
- [ ] Hybridation oven
- [ ] Food-scan
- [ ] Milko-scan
- [ ] Biofermentor
- [ ] Other : HPP

CDBQ

Service Offering

SV-17- 223

Investment

HR

	Researcher	Professional	Technician	Technologist	Maneuver	Total
Hourly rate	120 $	90 $	50 $	40 $	25 $	
	Hours					
Step 1	40	70	60			14 100 $
Step 2		6	2			640 $
Step 3	16	25				4 170 $
					HR cost	18 910 $

Plant

	Pilot plant	Ref. room	Lab	Tasting room	HPP	Total
Daily rate	350 $	100 $	200 $	200 $	100 $	
	Days					
Step 1	5		2			2 150 $
Step 2						0 $
Step 3						0 $
					Plant cost	2 150 $

Analyses

	Peroxide value & FFA	SPC				Total
Rate	100 $	18 $				
	<					
Step 1						0 $
Step 2	40	40				4 720 $
Step 3						0 $
					Analyses cost	4 720 $

Misc.

Description	Price	Number	Total
Opaque containers for oil packaging	250,00 $	1	250 $
Raw material (supplied by the client)			0 $
Shipping fees for analyses (third party lab.)	20,00 $	3	60 $
			0 $
			0 $
			0 $
			0 $
			0 $
		Miscellaneous cost	310 $

* **Total project cost :**	**26 090 $**
Offer validity :	**October 1, 2017**

* : All invoices are payable net 30 days

Terms

We suggest you make the payment in installments as follows:
100% Upon signature of the current offering

Service Offering

SV-17- 223

Contract

Summary

The company : **Earth Science Pharma inc.**
agrees to make payments required (plus tax) at the Quebec Agrifood Innovation Centre Inc. called "CDBQ" for the realization of the current mandate.

Signatures

In witness whereof, the parties have signed thus accepting the conditions of this service offering.

Client At: The 25 day of June 2017

Signature :

NAME : Monsieur Michel Aubé, Ph.D

For CDBQ At : La Pocatière (Québec) The day of 2017

Signature :

M. Michel Garon, General manager

Witness At : La Pocatière (Québec) The day of 2017

Signature :

Mme Marjolaine Bouchard

Service Offering

SV-17- 223

Engagements

- Le CDBQ s'engage à réaliser le projet selon les règles de l'art et de l'éthique professionnelle, et ce, avec du personnel compétent.
- Le CDBQ s'engage à garder confidentielle toute information relative au projet ainsi qu'au client.
- Lorsque le personnel du CDBQ ira travailler chez le client, s'il y a lieu, les règles de sécurité en vigueur et les directives seront respectées.
- Le client s'engage à nommer un responsable de projets au cours de la semaine suivant la signature du contrat. Ce dernier devra avoir l'autorité nécessaire pour prendre toute décision ou action relative au projet ou requise pour résoudre rapidement les problèmes et changements qui peuvent survenir pendant la réalisation du projet.
- Le client s'engage à accorder au CDBQ toute la confiance et la latitude requise pour mener à bien le projet, ainsi qu'à fournir tous les renseignements nécessaires.
- Le client s'engage à répondre aux questions posées par le CDBQ dans un délai maximal de 3 jours, sans quoi le CDBQ ne pourra être tenu responsable de tout délai supplémentaire. Le client sera averti de la cause de tout délai ou coût supplémentaire.
- Le client s'engage à garder confidentielle toute information non reliée au projet et dont il aura pris connaissance dans les locaux du CDBQ.
- Le client s'engage à ne pas céder ou grever d'une sûreté les prototypes, les équipements, les produits ainsi que l'ensemble des travaux réalisés dans le cadre de la présente offre de service, et ce, jusqu'au parfait paiement desdits travaux.
- Le client s'engage à demander une autorisation avant de faire la mention du CDBQ dans tout document officiel (publication, journaux, Web, etc.) ou dans toute forme de publicité.
- Le CDBQ garantit par la présente que tous ses employés sont liés par des engagements de confidentialité et que toutes informations reliées à ce présent projet seront considérées comme strictement confidentielle.
- Le CDBQ a mis en place plusieurs moyens de sécurité afin de permettre une confidentialité des différents projets. Néanmoins, le client s'engage pour lui-même et tous ceux qui collaboreront directement ou non avec lui à ne pas tenter d'obtenir des informations, confidentielles ou non, concernant les autres projets en cours dans l'incubateur bioalimentaire.
- Le CDBQ demeure propriétaire exclusif des résultats des travaux jusqu'à paiement final par le client. Le client devient propriétaire exclusif des résultats lorsqu'il aura acquitté la totalité des sommes dues au CDBQ. En cas de défaut de paiement, le CDBQ peut disposer à sa guise des résultats des travaux (technologie, connaissances techniques et savoir-faire).
- Le CDBQ fera parvenir par écrit au client toute demande de modification au contrat ou aux spécifications techniques et l'informera des impacts de la modification sur les délais et le coût du projet. Cette clause est valide pour tout avenant demandé par le CDBQ ou par le client.

- Le client peut mettre fin en tout temps au projet en donnant au CDBQ un avis écrit. Les sommes encourues et les engagements demeurent cependant dus.
- La responsabilité du CDBQ se limite aux travaux énumérés dans la présente offre de services. Le CDBQ ne peut donc pas être tenu responsable de la validité des informations fournies par le client ou par un sous-traitant de ce dernier au début et en cours de projet. Le CDBQ ne peut également pas être tenu responsable de tout travail connexe qu'il n'exécute pas ou qu'il ne supervise pas.
- La responsabilité du CDBQ concernant toute réclamation contre lui relativement à ce projet se limite au montant des honoraires qui lui ont été payés par le client.
- Le responsable de projets du CDBQ est le répondant officiel pendant toute la durée du projet. Toutefois, le client peut aussi porter à l'attention de l'équipe qualité tout problème ou commentaire relatif à la qualité de l'un des aspects du projet, ou à la qualité de tout autre service du CDBQ.
- Tout différend ou litige survenant pendant l'exécution du présent projet ou à la suite de celui-ci et sur lequel les parties ne réussissent pas à s'entendre sera tranché définitivement par voie d'arbitrage, excluant ainsi le recours aux tribunaux. S'il y a arbitrage, les articles 940 et suivants du Code de procédure civile du Québec en vigueur au moment de la signature des présentes et auxquels les parties déclarent adhérer seront utilisés.
- Les parties étant de bonne foi, elles s'engagent à ne pas utiliser les présents engagements de façon abusive et à leur avantage ou pour mettre fin de façon détournée et prématurée à la présente entente.
- Le projet pourra prendre fin prématurément dans chacun des cas suivants:
  - la divulgation, par l'une ou l'autre des parties, d'information technique ou d'information confidentielle relative aux affaires ou au savoir-faire;
  - le défaut par le client de payer les sommes convenues dans les délais prescrits;
  - l'interruption des affaires par l'une des deux parties pendant au moins trois mois consécutifs ou l'abandon des affaires;
  - tout défaut ou manquement à toute obligation incombant à une partie en vertu des présentes lorsque cette partie aura omis ou négligé de remédier à tel défaut ou manquement après un délai de 60 jours suivant un avis de la part de l'autre partie;
  - l'une ou l'autre des parties peut mettre fin à la présente entente si l'autre partie fait faillite, fait un concordat ou devient autrement insolvable, ou si un syndic est nommé pour administrer les biens de l'autre partie en tout ou en partie, ou si l'autre partie fait une cession générale de ses biens au bénéfice de ses créanciers.